UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  April 19, 2006



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01  OTHER EVENTS:  DECLARATION OF SEMI-ANNUAL DIVIDEND

      On April 19, 2006, Jones Lang LaSalle Incorporated issued a press release announcing that its Board of Directors had authorized a semi-annual cash dividend of $0.25 per share of its Common Stock. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following exhibit is included with this Report:

            99.1. Press release issued by Jones Lang LaSalle Incorporated on April 19, 2006 announcing the declaration of a semi-annual dividend of $0.25 per share of Common Stock.




















































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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 19, 2006               JONES LANG LASALLE INCORPORATED



                                    By:     /s/ Lauralee E. Martin
                                            ------------------------------
                                    Name:   Lauralee E. Martin

                                    Title:  Executive Vice President and
                                            Chief Operating and
                                            Financial Officer



















































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                                EXHIBIT INDEX
                                -------------



Exhibit 99.1      Press Release Dated April 19, 2006
































































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